UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 25, 2017

	Exact name of registrant as specified	I.R.S.
	in its charter, state of incorporation,	Employer
Commission	address of principal executive offices,	Identification
File Number	telephone	Number

1-16305	PUGET ENERGY, INC.	91-1969407
A Washington Corporation
10885 - N.E. 4th Street, Suite 1200
Bellevue, Washington 98004-5591
425-454-6363

1-4393	PUGET SOUND ENERGY, INC.	91-0374630
A Washington Corporation
10885 - N.E. 4th Street, Suite 1200
Bellevue, Washington 98004-5591
425-454-6363
___________
Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

PE Credit Facility
On October 25, 2017, Puget Energy, Inc. (“Puget Energy”) entered into an Amended and Restated Credit Agreement with JPMorgan Chase Bank, N.A., as Administrative Agent, Mizuho Bank, Ltd. as Syndication Agent, and the lenders party thereto, to provide debt financing in the form of a five-year revolving credit facility (the “PE Credit Facility”) in an aggregate commitment amount of $800 million, with a sublimit of $100 million for the issuance of letters of credit. The PE Credit Facility also includes an expansion feature, pursuant to which Puget Energy may request to increase the aggregate amount of the PE Credit Facility, obtain incremental term loans or any combination of increases and incremental term loans in an amount up to $500 million.
The proceeds of the PE Credit Facility are to be used (a) for intercompany loans and capital contributions to Puget Energy’s wholly-owned subsidiary, Puget LNG, LLC, to finance the construction and operation of a liquid natural gas facility in Tacoma, Washington and (b) for general corporate purposes. On October 25, 2017, Puget Energy’s initial borrowing under the PE Facility totaled $87,803,000.
The final maturity date for the loans under the PE Credit Facility is October 25, 2022. The terms and conditions of the PE Credit Facility include the following:

•
Amounts outstanding under the PE Credit Facility bear interest at either (i) the Alternate Base Rate (as defined in the PE Credit Facility) plus the Applicable Rate (as defined in the PE Credit Facility) or (ii) the Adjusted London Interbank Offered Rate (“LIBOR”) plus the Applicable Rate;

•	The Borrower will not permit the Leverage Ratio (as defined in the PE Credit Facility) to be greater than 0.65 to 1.00 at any time;

•	Puget Energy and its material operating subsidiaries, including Puget Sound Energy, Inc., are subject to customary covenants, including restrictions on investments and liens; and

•
The PE Credit Facility is secured by substantially all of the assets of Puget Energy and Puget Equico LLC, Puget Energy’s parent (including a pledge of all of the shares of the stock of Puget Energy and Puget Sound Energy, Inc.).

The PE Credit Facility also contains certain customary representations and warranties and events of default, as well as, in the event of an occurrence of an “Event of Default,” customary remedies, such as the ability of lenders to accelerate any amounts outstanding under the PE Credit Facility.
The foregoing description of the PE Credit Facility is only a summary and does not purport to be complete. A copy of the PE Facility is attached hereto as Exhibit 10.1 and incorporated herein by reference.

PSE Credit Facility
On October 25, 2017, Puget Sound Energy, Inc. (“PSE”) entered into a Credit Agreement providing for credit facilities with Mizuho Bank, Ltd. (“Mizuho”), as Administrative Agent, JPMorgan Chase Bank, N.A., as Syndication Agent, and the lenders thereto, to provide debt financing in the form of a revolving credit facility (the “PSE Credit Facility”) in an aggregate commitment amount of $800 million, with a sublimit of $75 million for the issuance of letters of credit and a sublimit of $75 million available for swingline loans from Mizuho, in its capacity as the Swingline Lender. The PSE Credit Facility also includes an expansion feature, pursuant to which PSE may request to increase the aggregate amount of the PSE Credit Facility or subsequent to the closing date, obtain incremental term loans or any combination of increases and incremental term loans in an amount up to $600 million.
The proceeds of the PSE Credit Facility are to be used general corporate purposes. On October 25, 2017, PSE had no initial borrowings under the PSE Credit Facility.
The final maturity date under the PSE Credit Facility is October 25, 2022. The terms and conditions of the PSE Credit Facility include the following:

•
Amounts outstanding under the PSE Credit Facility bear interest at either (i) the Alternate Base Rate (as defined in the PSE Credit Facility) plus the Applicable Rate (as defined in the PSE Credit Facility or (ii) the Adjusted LIBOR plus Applicable Rate;

•	The Borrower will not permit the Leverage Ratio (as defined in the PSE Credit Facility) to be greater than 0.65 to 1.00 at any time; and

•	The PSE Credit Facility is unsecured.

The PSE Credit Facility also contains certain customary representations and warranties, affirmative and negative covenants and events of default, as well as, in the event of an occurrence of an “Event of Default,” customary remedies for the lenders to accelerate any amounts outstanding under the PSE Facility.
The foregoing description of the PSE Credit Facility is only a summary and does not purport to be complete. A copy of the PSE Credit Facility is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

In connection with the entry into the PSE Facility, on October 25, 2017, the following credit facilities of PSE was paid in full and terminated:

•
Credit Agreement dated as of February 4, 2013 among Puget Sound Energy, Inc., as Borrower, Wells Fargo Bank, National Association, as Administration Agent, the other agents party thereto, and the lenders party thereto, which provided debt financing in the form of (i) a revolving liquidity facility (which included a liquidity letter of credit facility and a swingline facility) in an aggregate amount at any one time outstanding not to exceed $650 million, (ii) a revolving energy hedging facility (which included an energy hedging letter of credit facility) in an aggregate amount at any one time outstanding not to exceed $350 million.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Credit Agreement dated October 25, 2017 among Puget Energy, Inc., as Borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, and the lenders party thereto.
10.2	Credit Agreement dated October 25, 2017 among Puget Sound Energy, Inc., as Borrower, Mizuho Bank, Ltd., as Administrative Agent, and the lenders party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PUGET ENERGY, INC.

PUGET SOUND ENERGY, INC.

Dated: October 31, 2017	By:/s/ Daniel A. Doyle
Name: Daniel A. Doyle
Title: Senior Vice President and Chief Financial Officer